NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT THERETO UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF PERMA-FIX ENVIRONMENTAL SERVICES, INC.'S COUNSEL THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE.

NOTWITHSTANDING THE FOREGOING, THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE TERMS SET FORTH IN THAT CERTAIN LETTER AGREEMENT BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

COMMON STOCK PURCHASE WARRANT CERTIFICATE

7-01-9

Dated: July 9, 2001

1,839,405 Warrants

to Purchase 1,839,405

Shares of Perma-Fix Environmental Services, Inc.

Common Stock, $.001 Par Value Per Share

VOID AFTER 5:00 P.M., UNITED STATES EASTERN DAYLIGHT SAVINGS TIME

on

July 9, 2006

           PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), hereby certifies that Capital Bank Grawe Gruppe, organized under the laws of Austria, and its permissible successors and assigns (the "Warrant Holder" or "Holder"), for value received, is entitled to purchase from the Company at any time after July 9, 2001, until 5:00 p.m., Eastern Daylight Savings Time on July 9, 2006, up to an aggregate of one million eight hundred thirty-nine thousand four hundred five (1,839,405) shares (the "Shares" or "Warrant Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") at an exercise price equal to $1.75 per share (the "Per Share Exercise Price").

1.      Cash Exercise of Warrants. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate" or "this Certificate"), with the attached Form of Election to Purchase duly executed and completed, at the principal office of the Company at 1940 Northwest 67th Place, Gainesville, Florida 32606-1649, together with cash or a cashier's or certified check payable to the Company in the amount of the Per Share Exercise Price multiplied by the number of Warrant Shares being purchased (the "Aggregate Exercise Price"), the Company, or the Company's transfer agent, as the case may be, shall deliver to the Warrant Holder hereof, certificates of Common Stock which, in the aggregate, represent the number of Warrant Shares being purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby. In the case of the purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock purchasable thereunder.

2.      Definition of Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be the average closing bid quotation of the Company's Common Stock (i) as reported on the National Association of Securities Dealers SmallCap Quotation market ("NASDAQ") for the last five (5) trading days, or (ii) if the Common Stock is not traded on NASDAQ, the average closing price as listed on a national securities exchange for the last five (5) trading days, or (iii) if no longer traded on NASDAQ or listed on a national securities exchange, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

3.      Exchange and Transfer. This Certificate, at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other certificates of like tenor registered in the name of the same Warrant Holder, for another Certificate or Certificates of like tenor in the name of such Warrant Holder exercisable for the aggregate number of Warrant Shares as the Certificate or Certificates surrendered.

4.      Rights and Obligations of Warrant Holder of this Certificate. The Holder of this Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that in the event any certificate representing shares of Common Stock or other securities is issued to the Holder hereof upon exercise of some or all of the Warrants evidenced by this Warrant Certificate, such Holder shall, for all purposes, be deemed to have become the Holder of record of such Common Stock on the date on which this Certificate, together with a duly executed Form of Election to Purchase, was surrendered and payment of the Aggregate Exercise Price was made pursuant to the terms hereof, irrespective of the date of delivery of such share certificate. The rights of the Holder of this Certificate are limited to those expressed herein and the Holder of this Certificate, by his acceptance hereof, consents and agrees to be bound by, and to comply with, all of the provisions of this Certificate, including, without limitation, all of the obligations imposed upon the Warrant Holder contained in this Warrant Certificate. In addition, the Warrant Holder, by accepting this Certificate, agrees that the Company may deem and treat the person in whose name this Certificate is registered on the books of the Company as the absolute, true and lawful owner of this Certificate for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

5.     Common Stock.

       5.1      The Company covenants and agrees that all shares of Common Stock which may be acquired by the Holder under this Warrant Certificate will, when issued and upon delivery, be duly and validly authorized and issued, fully paid and nonassessable, and free from all stamp taxes, liens, and charges with respect to the purchase thereof.

       5.2      The Company covenants and agrees that it will, at all times, reserve and keep available an authorized number of shares of its Common Stock and other applicable securities sufficient to permit the exercise in full of all outstanding options, warrants and rights, including the Warrants; and, if at the time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of all of the Warrants covered by this Warrant Certificate, the Company will take such corporate action at its next annual meeting of stockholders as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, engaging in reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

6.     Issuance of Certificates. As soon as possible after full or partial exercise of this Warrant Certificate, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder of this Warrant Certificate, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which that Holder shall be entitled on such exercise. No fractional shares will be issued on exercise of this Warrant. If on any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of that fractional share, calculated on the basis of the Per Share Exercise Price. All such certificates shall bear a restrictive legend to the effect that, subject to the provisions of Section 7 below, the Shares represented by such certificate have not been registered under the Securities Act of 1933, as amended, or qualified under any state securities laws and the Shares may not be sold or transferred in the absence of such registration and qualification or an exemption thereof, such legend to be substantially in the form set forth in Section 7.2 of this Warrant Certificate.

7.     Disposition of Warrants or Shares.

       7.1      The Holder of this Warrant Certificate, by its acceptance thereof, agrees that (a) no public distribution of Warrants or Shares will be made in violation of the provisions of the
                  Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (collectively, the "Act"), and (b) during such period as delivery of a prospectus with respect to Warrants or Shares may be required by the Act, no public distribution of Warrants or Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state securities laws. The holder of this Warrant Certificate and each transferee hereof further agrees that if any distribution of any of the Warrants or Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after receipt by the Company of an opinion of its counsel, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of the Warrants that any transferee thereof deliver to the Company his or its written agreement to accept and be bound by all of the terms and conditions contained in this Warrant Certificate.

       7.2     By acceptance hereof, the Holder represents and warrants that this Warrant Certificate is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant
                 Certificate will be acquired, by the Holder solely for the account of the Holder and not with a view to the fractionalization and distribution thereof, and will not be sold or transferred except in accordance with the applicable provisions of the Act and the rules and regulations promulgated thereunder, and the Holder agrees that neither this Warrant
                 Certificate nor any of the Warrant Shares may be sold or transferred except under cover of a registration statement under the Act which is effective and current with respect to such Warrant Shares or pursuant to an opinion of counsel reasonably satisfactory to the Company that registration under the Act is not required in connection with such sale or transfer.  Any Warrant Shares issued upon exercise of this Warrant shall bear a legend to the following effect:

                         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under applicable state securities laws, and are restricted securities within the meaning of the Act. Such securities may not be sold or transferred, except pursuant to a registration statement under such Act and qualification under applicable state securities laws which are effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that registration and qualification are not required under applicable federal or state securities laws or an exemption is available therefrom.

8.     Warrant Holder Not Shareholder. This Warrant Certificate shall not be deemed to confer upon the Holder any right to vote the Warrant Shares or to consent to or receive notice as a shareholder of the Company as such, because of this Warrant Certificate, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder.

9.     Authorization and Approval. The issuance of the Warrant Shares are subject to appropriate corporate, NASDAQ and regulatory authority approval.

10.   Anti-Dilution.

       10.1     If the Company at any time, or from time to time, while this Warrant Certificate is outstanding shall declare or pay, without consideration, any dividend on the Common
                   Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common
                   Stock or in any right to acquire Common Stock), or if the outstanding shares of
                   Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the number of shares of
                    Common Stock issuable upon the exercise of this Warrant Certificate or the Exercise
                    Price shall be appropriately adjusted such that immediately after the happening of any such event, the proportionate number of shares of Common Stock issuable immediately prior to the happening of such event shall be the number of shares of Common Stock issuable subsequent to the happening of such event.

        10.2     In case of any consolidation or merger of the Company in which the Company is not the surviving entity, or in case of any sale or conveyance by the Company to another entity of all or substantially all of the property of the Company as an entirety or substantially as an entirety, the Holder shall have the right thereafter, upon exercise of this Warrant, to receive the kind and amount of securities, cash or other property which the Holder would have owned or been entitled to receive immediately after such consolidation, merger, sale or conveyance had this Warrant been exercised in full immediately prior to the effective date of such consolidation, merger, sale or conveyance, and in any such case, if necessary, appropriate adjustment shall be made in the application thereafter of the provisions of this Section 10 with respect to the rights and interests of the Holder to the end that the provisions of this Section 10 thereafter shall be correspondingly applicable, as nearly as may be, to such securities and other property.

11.    Notices. Except as otherwise specified herein to the contrary, all notices, requests, demands and other communications required or desired to be given hereunder shall only be effective if given in writing, by hand, by certified or registered mail, return receipt requested, postage prepaid, or by U. S. Express Mail service, or by private overnight mail service (e.g., Federal Express). Any such notice shall be deemed to have been given (a) on the business day actually received if given by hand or by fax, (b) on the business day immediately subsequent to mailing, if sent by U.S. Express Mail service or private overnight mail service, or (c) five (5) business days following the mailing thereof, if mailed by certified or registered mail, postage prepaid, return receipt requested, and all such notices shall be sent to the following addresses (or to such other address or addresses as a party may have advised the other in the manner provided in this Section 11):

                        If to the Company:                    Perma-Fix Environmental Services, Inc.
                                                                        1940 Northwest 67th Place
                                                                        Gainesville, Florida 32653
                                                                         Attention: Dr. Louis F. Centofanti
                                                                                         Chief Executive Officer
                                                                         Fax No.: (352) 373-0040

                        with copies simultaneously         Conner & Winters
                        by like means to:                       One Leadership Square, Suite 1700
                                                                         211 North Robinson
                                                                         Oklahoma City, Oklahoma 73102
                                                                         Attention: Irwin H. Steinhorn, Esquire
                                                                         Fax No.: (405) 232-2695

                         If to the Subscriber:                  Capital Bank Grawe Gruppe
                                                                         Burgring 16, 8010 Graz, Austria
                                                                         Attention: Herbert Strauss
                                                                         Fax No.: 011-43-316-8072, ext. 392

12.     Governing Law. This Warrant Certificate and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Delaware without giving effect to such State's conflict of laws provisions. The Holder hereby irrevocably consents to the venue and jurisdiction of the federal courts located in Wilmington, Delaware.

13.     Successors and Assigns. This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

14.     Headings. The headings of various sections of this Warrant Certificate have been inserted for reference only and shall not be a part of this Agreement.

            IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

           Dated as of July 9, 2001.

                                                                              PERMA-FIX ENVIRONMENTAL
                                                                              SERVICES, INC.

                                                                               By   /s/ Louis Centofanti
                                                                                     Dr. Louis F. Centofanti
                                                                                     Chief Executive Officer

FORM OF ELECTION TO PURCHASE OR ASSIGN

Election to Purchase

            The undersigned hereby irrevocably elects to exercise the right, represented by the foregoing Warrant Certificate, to receive _____________ shares of the Common Stock. In payment of such shares, the undersigned herewith:

_____  tenders payment for such shares to the order of Perma-Fix Environmental Services, Inc. in the amount of $________________ in accordance with the terms of the Warrant Agreement.

Dated: _______________                                            Signature __________________________

                                                                                     Address ___________________________

Assignment

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________ the foregoing Warrants and all rights evidenced thereby, and does irrevocably constitute and appoint _________________, attorney, to transfer said Warrants on the books of Perma-Fix Environmental Services, Inc.

Dated: _______________                                             Signature __________________________

                                                                                      Address ____________________________

Partial Assignment

           FOR VALUE RECEIVED, the undersigned hereby assigns and transfers _________________ Warrants and all rights evidenced under such part of the foregoing Warrants unto _____________________________________ and does irrevocably constitute and appoint __________________, attorney, to transfer said Warrants on the books of Perma-Fix Environmental Services, Inc.

Dated: _______________                                                Signature __________________________

                                                                                         Address ____________________________